================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 10, 2003
                                                        -----------------

                           AMERICAN INDEPENDENCE CORP.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                001-05270              11-1817252
            --------                ---------              ----------
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)     File Number)       Identification No.)

                485 MADISON AVENUE, NEW YORK, NY 10022      10022
                --------------------------------------      -----
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code:  (212) 355-4141
                                                            --------------


================================================================================

The undersigned Registrant hereby files this Current Report on Form 8-K related to its acquisition of Voorhees Risk Management LLC. This acquisition was previously reported by the Registrant in Part II Item 5 of the Transition Report on Form 10-Q for the transition period from October 1, 2002 to December 31, 2002, as filed with the Securities and Exchange Commission on February 13, 2003.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

On February 10, 2003, but effective as of January 1, 2003, American Independence Corp. ("AMIC") acquired 80% of the business of Voorhees Risk Management, Inc., an employer medical stop-loss managing general underwriter ("MGU"), and Olde City Risk Management, Inc. (collectively the "Acquired MGUs"). The Acquired MGUs together wrote more employer medical stop-loss business for Standard Security Life Insurance Company of New York, an affiliate of AMIC, than any other MGU in 2002. The acquisition was accomplished by the formation of Voorhees Risk Management LLC ("Voorhees LLC") into which the Acquired MGUs contributed all of their assets as of the effective date, and AMIC contributed $16,000,000 cash for an 80% ownership interest. AMIC's cash contribution was then distributed to the Acquired MGUs together with the remaining 20% interest in Voorhees LLC, and Voorhees LLC assumed all of the liabilities of the Acquired MGUs. AMIC obtained the funds for its capital contribution from working capital. Under certain circumstances set forth in the Limited Liability Company Agreement of Voorhees LLC, AMIC has the right and/or the obligation to purchase some or all of the minority interests in Voorhees LLC.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The following financial statements of the business acquired, Voorhees Risk Management LLC, accompany this Current Report on Form 8-K:

          INDEX TO FINANCIAL STATEMENTS OF BUSINESS ACQUIRED               PAGE
                                                                           ----

     Voorhees Risk Management, Inc. Financial Statements:
          Report of Independent Auditors Richard S. Fine and Company. . . . F-3
          Balance Sheet as of December 31, 2002 . . . . . . . . . . . . . . F-4
          Statement of Income for the year ended December 31, 2002. . . . . F-5
          Statement of Shareholders' Equity for the year ended
          December 31, 2002 . . . . . . . . . . . . . . . . . . . . . . . . F-6
          Statement of Cash Flows for the year ended December 31, 2002. . . F-7
          Notes to Financial Statements . . . . . . . . . . . . . . . . . . F-8

(b)  PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined consolidated financial statements accompany this Current Report on Form 8-K:

    INDEX TO PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                                                            PAGE
                                                                            ----
          Unaudited Pro Forma Condensed Combined Consolidated
               Balance Sheet as of December 31, 2002. . . . . . . . . . . . F-11
          Unaudited Pro Forma Condensed Combined Consolidated Statements of
               Operations for the year ended September 30, 2002 . . . . . . F-12
          Unaudited Pro Forma Condensed Combined Consolidated Statements of
               Operations for the three months ended December 31, 2002. . . F-13 Notes to Pro Forma Condensed Combined Consolidated Financial
               Statements . . . . . . . . . . . . . . . . . . . . . . . . . F-14

(c)  EXHIBITS.

     EXHIBIT
       NO.       DESCRIPTION OF DOCUMENT
       ---       ------------------------

       23.1      Consent  of  Richard  S.  Fine  and  Company

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN  INDEPENDENCE  CORP.



/s/Teresa  A.  Herbert                                Date:    April 25, 2003
--------------------------------------------                   --------------
Teresa  A.  Herbert
Vice President and Chief Financial Officer

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS





                         VOORHEES RISK MANAGEMENT, INC.

                           D/B/A - MARLTON RISK GROUP

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002





                          - SMALL BUSINESS SPECIALISTS -
                           ---------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS


TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

AUDITOR'S REPORT                                                               1

FINANCIAL STATEMENTS

Balance Sheet                                                                  2

Statement of Income                                                            3

Statement of Shareholders' equity                                              4

Statement of Cash Flows                                                        5

Notes to Financial Statements                                                6-8



                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS


To The Board of Directors
Voorhees Risk Management, Inc.
Voorhees, NJ

I have audited the accompanying balance sheet of Voorhees Risk Management, Inc. D/B/A Marlton Risk Group (a NJ S Corporation) as of December 31, 2002 and the related statements of income and shareholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Voorhees Risk Management, Inc. D/B/A Marlton Risk Group, as of December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Richard S. Fine

Richard S. Fine
March 1, 2003


                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
BALANCE SHEET
DECEMBER 31, 2002

ASSETS
CURRENT ASSETS
  Cash                                                                $   82,445
  Cash, fiduciary                                                      4,978,464
  Accrued income receivable                                              558,119
  Prepaid expenses                                                        40,609
  Deposit on furniture acquisition                                             0
                                                                      ----------

  TOTAL CURRENT ASSETS                                                 5,659,637
                                                                      ----------

PROPERTY AND EQUIPMENT
  Computer hardware and software                                         126,696
  Equipment                                                               41,657
  Furniture and fixtures                                                  64,619
                                                                      ----------

                                                                         232,972
  Less accumulated depreciation                                           43,187
                                                                      ----------

                                                                         189,785
                                                                      ----------
OTHER ASSETS
  Organization costs, net of amortization                                     31
                                                                      ----------

                                                                      $5,849,453
                                                                      ==========

LIABILITIES AND EQUITY

LIABILITIES

CURRENT LIABILITIES
  Accounts payable, fiduciary                                         $4,970,401
  Accrued payables                                                       234,831
  Due to affiliate                                                        21,860
  Corporation taxes payable                                                7,773
                                                                      ----------

  TOTAL CURRENT LIABILITIES                                            5,234,865
                                                                      ----------

SHAREHOLDERS'EQUITY
  Common stock                                                             2,000
  Retained earnings                                                      612,588
                                                                      ----------

                                                                         614,588
                                                                      ----------

                                                                      $5,849,453
                                                                      ==========


                                               SEE ACCOMPANYING AUDITOR'S REPORT
                                                                             -2-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002

INCOME
  Gross revenue                                                       $8,172,069
                                                                      ----------

EXPENSES
  Payroll, officers                                                      308,077
  Payroll, other                                                       1,752,402
  Payroll taxes                                                          154,744
  Automobile expenses                                                     31,939
  Business promotion                                                       2,824
  Charitable contributions                                                 3,000
  Commissions                                                          1,620,318
  Depreciation and amortization                                           31,241
  Dues and subscriptions                                                     285
  Employee hiring and recruiting                                          28,940
  Insurance, business                                                     38,978
  Insurance, health and life                                             148,571
  Licenses and permits                                                    11,132
  Office supplies and expense                                             30,244
  Payroll processing service                                               2,454
  Postage                                                                  6,474
  Printing and reproduction                                                4,196
  Professional services                                                   32,158
  Rent                                                                    96,413
  Retirement plan                                                         37,327
  Repairs and maintenance                                                 15,138
  Taxes, miscellaneous                                                       822
  Telephone                                                               13,851
  Travel, Meals and Entertainment                                         12,260
  Utilities                                                               16,956
                                                                      ----------
    TOTAL EXPENSES                                                     4,400,744
                                                                      ----------

    INCOME BEFORE OTHER INCOME AND INCOME TAXES                        3,771,325

OTHER INCOME

  Interest income                                                          2,995
                                                                      ----------

    INCOME BEFORE INCOME TAXES                                         3,774,320

INCOME TAXES                                                              45,773
                                                                      ----------

NET INCOME                                                            $3,728,547
                                                                      ----------


                                               SEE ACCOMPANYING AUDITOR'S REPORT
                                                                             -3-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2002



CAPITAL STOCK                                                         $    2,000
                                                                      ==========




RETAINED EARNINGS, BEGINNING                                          $  184,041

    NET INCOME FOR THE YEAR                                            3,728,547
                                                                      ----------

      SUBTOTAL                                                         3,912,588

    SHAREHOLDER DISTRIBUTIONS                                          3,300,000
                                                                      ----------

RETAINED EARNINGS, ENDING                                             $  612,588
                                                                      ==========


                                               SEE ACCOMPANYING AUDITOR'S REPORT
                                                                             -4-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002

CASH FLOWS FROM
  OPERATING ACTIVITIES:

  Net Income                                                        $ 3,728,547
  Adjustment used to reconcile net income
  to net cash used   In operating activities:
  Depreciation and amortization                                          31,241

  Changes in assets and liabilities:
  (Increase) in Fiduciary cash in bank accounts                        (885,935)
  (Increase) in accrued income receivable                              (558,119)
  (Increase) in Prepaid expenses                                         (9,609)
  (Increase) in decrease in Deposit on furniture acquisition             15,000
  Increase in Accounts payable, fiduciary                               879,660
  Increase in  Accrued payables                                         234,831
  Increase in Due to affiliate                                           21,860
  Increase (decrease) in Corporation taxes payable                        3,861
                                                                    ------------

NET CASH PROVIDED BY
  OPERATING ACTIVITIES:                                               3,461,337
                                                                    ------------


CASH FLOWS FROM
  INVESTING ACTIVITIES:

  Purchases of Property and equipment                                  (136,011)
  Shareholder distributions                                          (3,300,000)
                                                                    ------------

NET CASH FLOWS PROVIDED BY
  INVESTING ACTIVITIES                                               (3,436,011)
                                                                    ------------


NET INCREASE IN CASH FOR THE YEAR                                        25,326

CASH, BEGINNING OF THE YEAR                                              57,119
                                                                    ------------

CASH, END OF YEAR                                                   $    82,445
                                                                    ============


                                               SEE ACCOMPANYING AUDITOR'S REPORT
                                                                             -5-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
This summary of significant accounting policies of Voorhees Risk Management, Inc. d/b/a Marlton Risk Group (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes to financial statements are the representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements except as disclosed in the auditor's report on page 1.

NATURE OF BUSINESS
------------------
The Company is a managing general underwriter (MGU), subcontracted by insurance carriers for the performance of services. Principal services rendered include but are not limited to: risk evaluation, claims payment, premium collection, etc.

CASH AND CASH EQUIVALENTS
-------------------------
For purposes of the statement of cash flows, the Company considers all short-term securities, if any, purchased with a maturity of three months or less to be cash equivalents.

DEPRECIATION AND AMORTIZATION
-----------------------------
DEPRECIATION
The Company records depreciable property and equipment at cost using the straight-line method for financial and tax reporting purposes at rates based on the following estimated useful lives

          Computer  hardware                5  years
          Computer  software                3  years
          Equipment                         5  years
          Furniture  and  fixtures          7  years.

For federal and state income tax purposes, the Company also deducts the maximum additional IRS Code Section 179 depreciation permitted. For 2002 the amount so deducted was $24,000. In addition in 2002 the Company also deducted $28,246 in "Bonus" (30%) depreciation. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.
Expenditures  for  maintenance  and  repairs are charged to expense as incurred.

AMORTIZATION
The Company incurred Organization costs in the amount of $77. it is being amortized over 60 months. Accumulated Amortization at December 31, 2002 was $31. with $16 being the associated expense for the year ended December 31, 2002.


                                                                             -6-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
NOTES TO FINANCIAL STATEMENTS - CONTINUED
DECEMBER 31, 2002

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES
------------
The shareholders of the Company have elected, since the inception of the Company on July 23, 1999, to be taxed for income tax reporting purposes under the provisions of Subchapter S of the Internal Revenue Code. S Corp status has also been elected for the State of New Jersey. Under those provisions the Company does not pay federal income taxes and the State of NJ has a reduced corporation tax rate. Under this election the shareholders are liable for individual income taxes on both the federal and resident state level for their proportionate share of the Company's taxable Income. Therefore, no provision for deferred income taxes is required nor has one been made.

USE OF ESTIMATES
----------------
The preparation of financial statements in conformity with Generally Accepted Accounting Principles require management to make estimates and assumptions that can affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B - RETIREMENT PLAN

The Company has a voluntary retirement plan which allows the employee to contribute up to 7,000 ($7,500 if over age 50) of their gross salary. The Company matches 50% of the employee's contribution to a maximum of 3% of gross salary.

NOTE C - LONG-TERM LEASES

The Company leases it's office space under a long-term lease currently in the name of a related party, (see note D). It is anticipated that the lease will be transferred into the Company's name under the currently existing terms. During the year ended December 31, 2001, the Company's share of rental expense under this long-term lease obligation was $52,907. The total future obligations over the primary term of the long-term lease as of December 31, 2002 are as follows:


                Year Ending
                December 31,         Amount
                ------------         ------

                    2002          $    96,413
                    2003               96,896
                    2004               99,924
                    2005              102,952
                    2006              105,980
                                   ----------
                    Total          $  502,137
                    -----          ==========


                                                                             -7-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                           RICHARD S. FINE AND COMPANY
                           ---------------------------
               CERTIFIED PUBLIC ACCOUNTANTS / BUSINESS CONSULTANTS

VOORHEES RISK MANAGEMENT, INC.
D/B/A MARLTON RISK GROUP
NOTES TO FINANCIAL STATEMENTS - CONTINUED
DECEMBER 31, 2002

NOTE D - TRANSACTIONS WITH RELATED PARTY

The Company acquired all the Property and Equipment of Marlton Risk Management, Inc. as of January 1, 2002. The cost of this acquisition was $18,650, which represented the book value of the assets acquired from Marlton Risk Management, Inc. at December 31, 2001. Marlton Risk Management, Inc. and Voorhees Risk Management have common family majority shareholders.

NOTE E - SHAREHOLDERS' EQUITY

The Company has only one class of stock. It is authorized by the New Jersey Department of State to have 1,000 shares of no par capital stock. At December 31, 2002 there were 200 shares issued and outstanding. There is no redemption requirement for the capital stock issued and outstanding.

NOTE  F  -  REORGANIZATION

On January 1, 2002 the Company absorbed the organization structure of Marlton Risk Management, Inc., a related Company, (see Note D). The Company now has a full compliment of employees, independent contractors and facilities with which to perform the expanded operations of the business (see Note A).


NOTE  G  -  SUBSEQUENT  EVENT

Effective January 1, 2003 the shareholders of the Company entered into an arrangement with an outside entity to sell predominantly all of the assets of Voorhees Risk Management, Inc. D/B/A Marlton Risk Group and Olde City Risk Management, Inc. as of that date. These entities, under the terms of the agreement will change their names if they wish to continue to exist. The principal purpose for retaining any or all of the entities is for the collection of residual income streams and past profit sharing participation potential.


                                                                             -8-

                          - SMALL BUSINESS SPECIALISTS -
                            --------------------------
  510 KINGS HIGHWAY NORTH  SUITE C-4  CHERRY HILL, NJ 08034  TEL. (856) 795-8000
                               FAX. (856) 414-0880
                              WWW.RICHARDSFINE.COM
                              --------------------

                                           PRO FORMA FINANCIAL INFORMATION
                             AMERICAN INDEPENDENCE CORP. AND VOORHEES RISK MANAGEMENT LLC
                          UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                                                    (In thousands)

                                                                                                   PRO
                                                         DECEMBER 31, 2002                        FORMA
                                                         -----------------                        ------
                                                    AMIC     VOORHEES   OLDE CITY    ADJUSTMENTS            COMBINED
                                                 ----------  ---------  ----------  -------------          ----------
                                                        ASSETS
Investments:
  Securities purchased under agreements to
    resell. . . . . . . . . . . . . . . . . . .  $  13,874   $       -  $        -  $          -           $  13,874
  Fixed maturities at fair value. . . . . . . .     12,153           -           -        (7,000)     (a)      5,153
  Equity securities at fair value . . . . . . .        983           -           -             -                 983
  Other investments . . . . . . . . . . . . . .     10,000           -           -        (5,000)     (a)      5,000
                                                 ----------  ---------  ----------  -------------          ----------

Total investments . . . . . . . . . . . . . . .     37,010           -           -       (12,000)             25,010

Cash and cash equivalents . . . . . . . . . . .      7,582          82           3        (4,187)  (a)(b)      3,480
Restricted cash . . . . . . . . . . . . . . . .      9,860       4,978         490          (336)     (b)     14,992
Accounts and notes receivable, net of
  allowance for doubtful accounts . . . . . . .        889           -           -             -                 889
Investment income receivable. . . . . . . . . .        154         557           -          (557)     (b)        154
Property and equipment, net of accumulated
  depreciation. . . . . . . . . . . . . . . . .        551         190           -             -                 741
Deferred tax asset, net . . . . . . . . . . . .      6,627           -           -         5,760      (d)     12,387
Reinsurance receivable. . . . . . . . . . . . .      3,677           -           -             -               3,677
Goodwill. . . . . . . . . . . . . . . . . . . .     12,295           -           -        11,373      (c)     23,668
Other intangibles, net of accumulated
  amortization. . . . . . . . . . . . . . . . .      1,788           -           1         2,799      (c)      4,588
Other assets. . . . . . . . . . . . . . . . . .      3,056          42           1           (42)     (b)      3,057
                                                 ----------  ---------  ----------  -------------          ----------

                                                 $  83,489   $   5,849  $      495  $      2,810           $  92,643
                                                 ==========  =========  ==========  =============          ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future insurance policy benefits. . . . . . .  $   7,054   $       -  $        -  $          -           $   7,054
  Claims fund . . . . . . . . . . . . . . . . .      9,060       4,970         490          (336)     (b)     14,184
  Accounts payable and other accrued
    expenses. . . . . . . . . . . . . . . . . .      3,433         257           -          (253)     (b)      3,437
  Income taxes. . . . . . . . . . . . . . . . .        520           8           -            (8)     (b)        520
  Restructuring accrual . . . . . . . . . . . .      1,717           -           -             -               1,717
  Net liabilities associated with discontinued
    operations. . . . . . . . . . . . . . . . .      4,438           -           -             -               4,438
                                                 ----------  ---------  ----------  -------------          ----------

Total liabilities . . . . . . . . . . . . . . .     26,222       5,235         490          (597)             31,350

Minority interest . . . . . . . . . . . . . . .          -           -           -         4,026      (f)      4,026

Stockholders' equity:
  Common stock. . . . . . . . . . . . . . . . .        275           2           3            (5)     (e)        275
  Additional-paid-in capital. . . . . . . . . .    478,185           -           -             -             478,185
  Deferred stock compensation . . . . . . . . .        (17)          -           -             -                 (17)
  Treasury stock. . . . . . . . . . . . . . . .     (9,137)          -           -             -              (9,137)
  Accumulated other comprehensive gain. . . . .         16           -           -             -                 (16)
  Retained earnings (accumulated deficit) . . .   (412,055)        612           2          (614)     (e)   (412,055)
                                                 ----------  ---------  ----------  -------------          ----------

Total stockholders' equity. . . . . . . . . . .     57,267         614           5          (619)             57,267
                                                 ----------  ---------  ----------  -------------          ----------

                                                 $  83,489   $   5,849  $      495  $      2,810           $  92,643
                                                 ==========  =========  ==========  =============          ==========


       See accompanying notes to the unaudited pro forma condensed combined consolidated financial statements

                            AMERICAN INDEPENDENCE CORP. AND VOORHEES RISK MANAGEMENT LLC
                    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (In thousands, except share data)

                                                         THREE MONTHS ENDED DECEMBER 31, 2002     PRO FORMA
                                                         ------------------------------------     ---------
                                                      AMIC     VOORHEES   OLDE CITY    ADJUSTMENTS         COMBINED
                                                    --------  ----------  ----------  -------------       ----------
Revenue:
  Premiums earned. . . . . . . . . . . . . . . . .  $ 1,636   $       -   $        -  $          -        $   1,636
  Net investment income. . . . . . . . . . . . . .      292           -            -           (69)  (h)        223
  Net realized gains . . . . . . . . . . . . . . .       12           -            -             -               12
  MGU fee income . . . . . . . . . . . . . . . . .      713       2,584           78             -            3,375
  Other income . . . . . . . . . . . . . . . . . .       46          46            -             -               92
                                                    --------  ----------  ----------  -------------       ----------

Total Revenue. . . . . . . . . . . . . . . . . . .    2,699       2,630           78           (69)           5,338
                                                    --------  ----------  ----------  -------------       ----------

Operating expenses:
  Selling, general and administrative. . . . . . .    4,872       1,541           31             -            6,444
  Insurance benefits, claims and reserves. . . . .      989           -            -             -              989
  Loss on disposition of equity investments, net .    1,000           -            -             -            1,000
  Depreciation and amortization. . . . . . . . . .      244          31            -           291   (i)        566
  Non-cash compensation benefit related to
    stock options. . . . . . . . . . . . . . . . .      632           -            -             -              632
Restructuring expense. . . . . . . . . . . . . . .      538           -            -             -              538
                                                    --------  ----------  ----------  -------------       ----------

Total operating expenses . . . . . . . . . . . . .    8,275       1,572           31           291           10,169
                                                    --------  ----------  ----------  -------------       ----------

Income (loss) from continuing operations before
  minority interest, income taxes and
  discontinued operations. . . . . . . . . . . . .   (5,576)      1,058           47          (360)          (4,831)

Minority interest in net income. . . . . . . . . .        -           -            -          (159)  (j)       (159)
                                                    --------  ----------  ----------  -------------       ----------

Income (loss) from continuing operations before
  income taxes and discontinued operations . . . .   (5,576)      1,058           47          (519)          (4,990)

Provision for income taxes . . . . . . . . . . . .       (1)        (17)           -             -              (18)
                                                    --------  ----------  ----------  -------------       ----------

Loss from continuing operations before
  discontinued operations. . . . . . . . . . . . .   (5,577)      1,041           47          (519)          (5,008)

Discontinued operations:
  Loss on disposition, net . . . . . . . . . . . .   (1,475)          -            -             -           (1,475)
                                                    --------  ----------  ----------  -------------       ----------

Net income (loss). . . . . . . . . . . . . . . . .  $(7,052)  $   1,041   $       47  $       (519)       $  (6,483)
                                                    ========  ==========  ==========  =============       ==========

Basic and diluted loss per common share:
  Loss from continuing operations. . . . . . . . .  $ (0.22)                                              $   (0.20)
  Discontinued operations. . . . . . . . . . . . .    (0.06)                                                  (0.06)
                                                    --------                                              ----------

Net loss . . . . . . . . . . . . . . . . . . . . .  $ (0.28)                                              $   (0.26)
                                                    ========                                              ==========

Shares used to compute basic and diluted loss per
  common share . . . . . . . . . . . . . . . . . .   25,184                                                  25,184
                                                    ========                                              ==========


     See accompanying notes to the unaudited pro forma condensed combined consolidated financial statements

                             AMERICAN INDEPENDENCE CORP. AND VOORHEES RISK MANAGEMENT LLC
                     UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (In thousands, except share data)

                                                    YEAR ENDED
                                                    SEPTEMBER        YEAR ENDED
                                                    30, 2002      DECEMBER 31, 2002                PRO FORMA
                                                    ---------  ----------------------              ---------
                                                      AMIC      VOORHEES   OLDE CITY    ADJUSTMENTS         COMBINED
                                                    ---------  ----------  ----------  -------------       ----------
Revenue:
  Net investment income. . . . . . . . . . . . . .  $  1,802   $       3   $        -  $       (386)  (g)  $   1,419
  Net realized gains . . . . . . . . . . . . . . .         6           -            -             -                6
  MGU fee income . . . . . . . . . . . . . . . . .         -       8,098          176             -            8,274
  Other income (loss). . . . . . . . . . . . . . .       (27)         74            -             -               47
                                                    ---------  ----------  ----------  -------------       ----------

Total Revenue. . . . . . . . . . . . . . . . . . .     1,781       8,175          176          (386)           9,746
                                                    ---------  ----------  ----------  -------------       ----------

Operating expenses:
  Selling, general and administrative. . . . . . .     7,721       4,370           87             -           12,178
  Loss on disposition of equity investments, net .       733           -            -             -              733
  Depreciation and amortization. . . . . . . . . .       189          31            -         1,163   (i)      1,383
  Non-cash compensation benefit related to
    stock options. . . . . . . . . . . . . . . . .     1,466           -            -             -            1,466
  Restructuring expense. . . . . . . . . . . . . .       502           -            -             -              502
                                                    ---------  ----------  ----------  -------------       ----------

Total operating expenses . . . . . . . . . . . . .    10,611       4,401           87         1,163           16,262
                                                    ---------  ----------  ----------  -------------       ----------

Income (loss) from continuing operations before
  minority interest, income taxes and
  discontinued operations. . . . . . . . . . . . .    (8,830)      3,774           89        (1,549)          (6,516)

Minority interest in net income. . . . . . . . . .         -           -            -          (531)  (j)       (531)
                                                    ---------  ----------  ----------  -------------       ----------

Income (loss) from continuing operations before
  income taxes and discontinued operations . . . .    (8,830)      3,774           89        (2,080)          (7,047)

Provision for income taxes . . . . . . . . . . . .         -         (46)           -             -              (46)
                                                    ---------  ----------  ----------  -------------       ----------

Loss from continuing operations before
  discontinued operations. . . . . . . . . . . . .    (8,830)      3,728           89        (2,080)          (7,093)

Discontinued operations:
  Loss from operations . . . . . . . . . . . . . .    (1,829)          -            -             -           (1,829)
  Loss on disposition, net . . . . . . . . . . . .    (4,097)          -            -             -           (4,097)
                                                    ---------  ----------  ----------  -------------       ----------

Net income (loss). . . . . . . . . . . . . . . . .  $(14,756)  $   3,728   $       89  $     (2,080)       $ (13,019)
                                                    =========  ==========  ==========  =============       ==========

Basic and diluted loss per common share:
  Loss from continuing operations. . . . . . . . .  $  (0.35)                                              $   (0.28)
  Discontinued operations. . . . . . . . . . . . .     (0.24)                                                  (0.24)
                                                    ---------                                              ----------

Net loss . . . . . . . . . . . . . . . . . . . . .  $  (0.59)                                              $   (0.52)
                                                    =========                                              ==========

Shares used to compute basic and diluted loss per
  common share . . . . . . . . . . . . . . . . . .    25,179                                                  25,179
                                                    =========                                              ==========


       See accompanying notes to the unaudited pro forma condensed combined consolidated financial statements

                           AMERICAN INDEPENDENCE CORP.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL
                                   STATEMENTS

1.   BASIS OF PRO FORMA PRESENTATION

     The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2002, and the unaudited pro forma condensed combined consolidated statements of operations for the three months ended December 31, 2002, and for the year ended September 30, 2002, are based on the historical financial statements of American Independence Corp. ("AMIC"), and Voorhees Risk Management, Inc. and Olde City Risk Management, Inc. (collectively the "Acquired MGUs") after giving effect to the acquisition as a purchase of 80% of the Acquired MGUs by AMIC using the purchase method of accounting and the assumptions and adjustments described in the notes to unaudited pro forma condensed combined consolidated financial statements.

     The unaudited pro forma condensed combined consolidated balance sheet combines the historical balance sheets of AMIC and the Acquired MGUs as of December 31, 2002, and is presented to give effect to the proposed acquisition as if it occurred on December 31, 2002. The unaudited pro forma condensed combined consolidated statement of operations of AMIC and the Acquired MGUs for the three months ended December 31, 2002, is presented as if the acquisition had taken place on October 1, 2002, and, due to different fiscal period ends, combines the historical results of AMIC for the three months ended December 31, 2002, and the historical results of the Acquired MGUs for the three months ended December 31, 2002. The three months ended December 31, 2002, for the Acquired MGUs were derived by subtracting the nine months ended September 30, 2002, from the year ended December 31, 2002. The unaudited pro forma condensed combined consolidated statement of operations of AMIC and the Acquired MGUs for the year ended September 30, 2002, is presented as if the combination had taken place on October 1, 2001, and, due to different fiscal year ends, combines the historical results of AMIC for the year ended September 30, 2002, with the historical results of the Acquired MGUs for the year ended December 31, 2002.

     Under the purchase method of accounting, the total purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined consolidated financial statements, is allocated to the net tangible and intangible assets of the Acquired MGUs acquired in connection with the acquisition, based on their fair values as determined by management at the completion of the acquisition.

     The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of AMIC and the Acquired MGUs. The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of AMIC that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of AMIC.

2.   PURCHASE PRICE ALLOCATION

     On February 10, 2003, but effective as of January 1, 2003, American Independence Corp. (the "Company") acquired 80% of the business of Voorhees Risk Management, Inc. and Olde City Risk Management, Inc. The acquisition was accomplished by the formation of Voorhees Risk Management LLC ("Voorhees LLC") into which the Acquired MGUs contributed all of their assets as of the effective date, and AMIC contributed $16,000,000 cash for an 80% ownership interest. AMIC's cash contribution was then distributed to the Acquired MGUs together with the remaining 20% interest in Voorhees LLC, and Voorhees LLC assumed all of the liabilities of the Acquired MGUs. The total purchase price of approximately $16,102,000 consists of the $16,000,000 cash, and $102,000 of estimated direct transaction costs. The acquisition will be accounted for using the purchase method.

     Under the purchase method of accounting, the total purchase price is allocated to the Acquired MGUs net tangible and intangible assets based on their fair values as determined by management at the completion of the acquisition. The purchase price is allocated as follows (in thousands):

          Assets:
            Tangible assets . . . . . . . . . . . . . . . . . . .  $ 5,323
            Amortizable broker/TPA relationships intangible asset    2,800
            Goodwill. . . . . . . . . . . . . . . . . . . . . . .   11,373
            Net deferred tax asset. . . . . . . . . . . . . . . .    5,760
          Liabilities . . . . . . . . . . . . . . . . . . . . . .   (5,128)
          Minority interest . . . . . . . . . . . . . . . . . . .   (4,026)
                                                                   --------

                                                                   $16,102
                                                                   ========

     Of the total purchase price, $5,323,000 has been allocated to net tangible assets acquired and approximately $2,800,000 has been allocated to amortizable intangible assets acquired. The depreciation and amortization related to the fair value adjustment to net tangible assets and the amortization related to the amortizable intangible assets are reflected as pro forma adjustments to the unaudited pro forma condensed combined consolidated statements of operations.

     Of the total estimated purchase price, approximately $11,373,000 has been allocated to goodwill. Goodwill represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and intangible assets.

     In accordance with the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill and intangible assets with indefinite lives resulting from business combinations completed subsequent to December 31, 2001, will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present). In the event that the management of the combined company determines that the value of goodwill or intangible assets with indefinite lives has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

3.   PRO FORMA ADJUSTMENTS

     Pro forma adjustments are necessary to reflect the estimated purchase price, to adjust amounts related to the Acquired MGUs net tangible and intangible assets to their fair values, to reflect the amortization expense related to the amortizable intangible assets, to reflect changes in depreciation and amortization expense resulting from the fair value adjustments to net tangible assets and to reflect the income tax effect related to the pro forma adjustments.

     There were no intercompany balances or transactions between AMIC and the Acquired MGUs. No pro forma adjustments were required to conform the Acquired MGUs accounting policies to AMIC's accounting policies. Certain reclassifications have been made to conform the Acquired MGUs historical amounts to AMIC's presentation.

     The pro forma adjustments included in the unaudited pro forma condensed combined consolidated financial statements are as follows:

          (a) Adjustment to reflect AMIC's payment of $16,102,000 purchase price.

          (b) Adjustment to remove assets and liabilities retained and not purchased by AMIC.

          (c) Adjustment to record the preliminary estimate of the fair value of the Acquired MGUs goodwill and other intangible assets.

          (d) Adjustment to record the preliminary estimate of the fair value of net deferred tax asset resulting from the acquisition of the Acquired MGUs.

          (e) Adjustment to eliminate the Acquired MGUs historical stockholder's equity.

          (f) Adjustment to record twenty percent minority interest in Acquired MGUs.

          (g) Adjustment to reflect investment income reduction resulting from purchase of the Acquired MGUs on October 1, 2001, for $386,000.

          (h) Adjustment to reflect investment income reduction resulting from purchase of the Acquired MGUs on October 1, 2002, for $69,000.

          (i) Adjustment to record amortization expense resulting from the preliminary estimate of the fair value of the Acquired MGUs amortizable broker/TPA relationships intangible asset.

          (j) Adjustment to record minority interest share of Acquired MGUs net income.

4.   PRO  FORMA  EARNINGS  PER  SHARE

     The pro forma basic and diluted earnings per share are based on the weighted average number of shares of AMIC common stock outstanding during each period.